UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025
(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in certain proxy statements of B. Riley Financial, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”), Bryant R. Riley, Chairman and Co-CEO of the Company, has pledged as collateral a portion of his shares of the Company’s common stock in favor of Axos Bank pursuant to a credit agreement and pledge agreement with Axos Bank. While the initial 2019 loan transaction and pledge were approved by the Company in accordance with the Company’s insider trading policy, Mr. Riley later pledged additional shares for which he did not receive approval under that policy. In light of these additional pledges, certain of the Company’s proxy statements and annual reports on Form 10-K understated the number of shares pledged in support of the loan, including the Company’s most recent proxy statement dated May 10, 2024 as well as prior proxy statements in 2020 and 2023 and Form 10-K amendments filed on April 29, 2024 and April 23, 2020. As disclosed in a Schedule 13D amendment filed today by Mr. Riley with the SEC, Mr. Riley has pledged a total of 5,804,124 shares of Company common stock in support of the loan, not 4,389,553 as reported in the May 10, 2024 proxy statement.

Upon Mr. Riley’s self-reporting of certain additional pledged shares to the Company’s Board of Directors (the “Board”), the Board authorized the Audit Committee to conduct a thorough investigation of Mr. Riley’s pledges and related disclosures. The Audit Committee engaged Winston & Strawn LLP as independent counsel to assist the Audit Committee in conducting its investigation. Following conclusion of its investigation, in which Mr. Riley fully cooperated, the Audit Committee recommended to the Board that the Company undertake certain remedial and personnel actions to ensure adherence to and accountability for the Company’s policies and accurate disclosures of pledged securities in the Company’s public filings. The Board unanimously approved (with Mr. Riley and Tom Kelleher, Co-Chief Executive Officer, having recused themselves) the Audit Committee’s recommendations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By	/s/Alan Forman
Name:	Alan Forman
Title:	General Counsel

Date: October 30, 2024

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